EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Quarterly Report on Form 10-Q for the three months ended April 30, 2014 (the “Report”) pursuant to U.S.C. Section 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the Securities and Exchange Commission (the “SEC”) rather than “filed” either as part of the Report or as part of the Report of as a separate disclosure statement, and are not to be incorporated by referenced into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Jammin Java, Corp. (the “Company”) hereby certifies, to such officer’s knowledge, that:

1.
the accompanying Quarterly Report on Form 10-Q for the three months ended April 30, 2014 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2014	By: /s/ Brent Toevs
Brent Toevs
Chief Executive Officer
(Principal Executive Officer)

Certification of the Chief Financial and Accounting Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Jammin Java, Corp. (the “Company”) hereby certifies, to such officer’s knowledge, that:

1.
the accompanying Quarterly Report on Form 10-Q for the three months ended April 30, 2014 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2014	By: /s/ Anh Tran
Anh Tran
President, Secretary and Treasurer
(Principal Financial and Accounting Officer)